John Hancock
Global Infrastructure Fund

PROSPECTUS 12–31–08

▶ CLASS A, B AND C SHARES

As with all mutual funds, the Securities and Exchange Commission (the SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Global Equity Fund

Fund summary

A concise look at the fund’s investment goal, its main strategies and main risks, its past performance and the costs of investing.

2	Global Infrastructure Fund

Fund details

More about topics covered in the summary section, including descriptions of the various risk factors that investors should understand before investing.

5	Risks of investing

8	Who’s who

Financial highlights

Your account

How to place an order to buy, sell or exchange fund shares, as well as information about the fund’s business policies and any distributions it may pay.

9	Choosing a share class

10	How sales charges are calculated

10	Sales charge reductions and waivers

11	Opening an account

13	Buying shares

14	Selling shares

16	Transaction policies

18	Dividends and account policies

18	Additional investor services

For more information See back cover

 Fund summary

John Hancock
Global Infrastructure Fund

Day-to-day investment management: MFC Global Investment Management (U.S.A.) Limited

Class / Ticker      A /      B /      C /

Goal and strategy

To seek long-term capital appreciation

The Fund seeks to achieve its objective by investing in equities and equity-related securities of companies involved in the infrastructure sector. Equity and equity related securities include common, preferred and convertible preferred stocks and securities, the value of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company.

The Fund will normally invest at least 80% of its net assets (plus borrowing for investment purposes) in domestic and foreign companies involved in the infrastructure sector, without regard to market capitalization. The infrastructure sector covers the basic services and underlying fixed assets needed for a community to function properly. Infrastructure assets are long-life, physical assets that provide essential products or services for the global economy. These services include transportation, water, waste, primary energy providers and power networks.

Companies involved in the infrastructure sector (“infrastructure companies”) are defined as companies that derive at least 50% of their sales or revenues from, or devote at least 50% of their assets to, one or more of the following industries:

•	Engineering and construction, including the building, operation and maintenance of highways, toll roads, tunnels, bridges, parking lots, and public buildings such as hospitals and schools;

•	the building, operation and maintenance of airports and marine ports, railroads and mass transit systems;

•	Energy and transportation services including airports services, highways, railtracks, marine ports and services, and transportation and water utilities;

•	Utilities, including the generation, transmission and distribution of electric energy; the storage, transportation and distribution of natural resources, such as oil and natural gas, used to produce energy; alternative energy sources; heavy electrical equipment; multi-utilities; telecommunications, including wireless and cable networks; and water treatment and distribution.

The Fund’s investments in foreign securities may include direct investments in non-U.S. dollar-denominated securities traded on non-U.S. exchanges and U.S. dollar-denominated securities of foreign issuers traded in the U.S., as well as indirect investments such as depository receipts. The Fund may invest in securities of companies in emerging markets. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in foreign securities. In addition, under normal circumstances, the Fund will invest in at least three countries, one of which may be the U.S.

The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in infrastructure companies. This policy is fundamental and may not be changed without the approval of the Fund’s shareholders.

The Fund may invest in ETFs as well as other investment companies and in REITs and master limited partnerships (MLPs). Such investments may include qualified publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodity-linked derivatives.

The subadviser uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Top-down macro-economic analysis and quantitative analysis are conducted. Quantitative screening involves evaluations of financial data and factors including, but not limited to, valuation metrics, earnings surprises and earnings growth, and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape, and assessment of industry position and trends.

During unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, the Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. To the extent the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Main risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance. The fund’s main risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 5.

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Global Infrastructure Fund – Fund summary

Credit and counterparty risk This is the risk that the issuer or guarantor of a fixed-income security, the counterpary to an over-the-counter derivatives contract or a borrower of a Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Equity securities risk Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

ETF risk The risks of owning an Exchange traded fund (ETF) generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Foreign securities risk (including emerging market risk) As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. These risks are heightened in the case of emerging markets.

Investment company securities risk The funds bear their own expenses and indirectly bear their proportionate share of expenses of the underlying funds in which they invest.

Infrastructure risk Because the Fund concentrates its investments in infrastructure-related companies, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Master limited partnerships risk Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Non-diversification risk. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

REIT risk REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. Investing in REITs subject a fund to the risks associated with direct ownership of real estate such as a decline in the value of real estate and general and local economic conditions.

Global Infrastructure Fund – Fund summary

Past performance

This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to present.

Investor costs

Shareholder transaction expenses[1] (%)	Class A		Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00		—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	[2]	5.00	1.00

Annual operating expenses (%)	Class A	Class B	Class C

Management fee	0.85	0.85	0.85

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses (3) (4)	2.51	2.51	2.51

Total fund operating expenses (4)	3.66	4.36	4.36

Contractual expense reimbursement	–2.21	–2.21	–2.21

Net fund operating expenses	1.45	2.15	2.15

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class A	Class B		Class C

		Shares sold	Shares kept	Shares sold	Shares kept

1 Year	640	718	218	318	218

3 Years	1,307	1,421	1,121	1,121	1,121

Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

1	A $4.00 fee will be charged for wire redemptions.

2	Except for investments of $1 million or more; see “How sales charges are calculated.”

3	Based on estimated amounts for the current fiscal year.

4	“Other Expenses,” and “Total Operating Expenses” include fees and expenses (not exceeding 0.01% of average net assets) incurred indirectly by the Fund as a result of investment in shares of other investment companies (“Acquired Fund Fees and Expenses”). The Total Operating Expenses shown for a Fund may not correlate to the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Fund’s financial statements, which do not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund’s current fiscal year.

5	The Adviser has contractually agreed to waive advisory fees or reimburse certain Fund expenses so that total Fund operating expenses do not exceed 1.45% for Class A and 2.15% for Classes B and C of the average annual net assets attributable to the respective class. This expense reimbursement shall continue in effect until December 31, 2009 and thereafter until termination by the Adviser on notice to JHF II.

Global Infrastructure Fund – Fund summary

 Fund details

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund is subject to management risk because it relies on the subadviser’s ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, see “Hedging, Derivatives and Other Strategic Transactions Risk,” or a borrower of a Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies the fund is invested in decline, or if overall market and economic conditions deteriorate. Even a fund that invests in high quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subject the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Exchange traded funds risk

Exchange traded funds (“ETFs”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security.

All Funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries.

Currency risk.

Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants

Global Infrastructure Fund – Fund details

to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds which invest in emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Master limited partnerships risk

Subject to the approval of the Fund’s Adviser, a Fund may invest in master limited partnerships or a “MLP.” A MLP is a publicly traded company organized as a limited partnership and treated as partnerships for federal income tax purposes. MLPs generally operate in the natural resource, financial services, and real estate industries. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions and other tax items pass through to unitholders. Although unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium sized market capitalizations.

Real Estate Securities Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include: Declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; and overbuilding;

Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Infrastructure risk

Because the Fund concentrates its investments in infrastructure-related companies, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties

Global Infrastructure Fund – Fund details

concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

These investment strategies and securities are described further in the SAI.

Hedging and Other Strategic Transactions

The Fund is authorized to use hedging and other strategic transactions described in the Statement of Additional Information (“SAI”). A detailed discussion of these transactions is set forth in the SAI.

The ability of the Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select the Fund’s portfolio securities. If the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised. See the SAI for further information on the risks of hedging and strategic transactions.

Investment Policy Changes

Except to the extent that the Fund has a fundamental policy to concentrate in a particular sector, the Trustees have the power to change the focus of the investment policy of the Fund that provides for the investment of a specified percentage of its assets in a particular securities or geographic region without shareholder approval. The Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy, as required under the 1940 Act.

Global Infrastructure Fund – Fund details

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment goal and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Investment Management Services, LLC
601 Congress Street
Boston, MA 02210-2805

The adviser administers the business and affairs of the fund and retains and compensates an investment subadviser to manage the assets of the fund. As of September 30, 2008, the adviser had total assets under management of approximately $118 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

The fund relies on an order from the SEC permitting the adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisers or the fees paid to a subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the adviser to appoint a subadviser that is an affiliate of the adviser or the fund (other than by reason of serving as a subadviser to a fund) or to change a subadvisory fee of a subadviser without the approval of the shareholders.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily assets of the fund.

Annual
Average Daily Net Assets	Rate

First $250 million	0.850%

Excess over $250 million	0.80%

Out of these fees, the investment adviser in turn pays the fees of the subadviser and certain other service providers.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, will be discussed in the fund’s February 28, 2009 shareholder report.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.A.) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5

MFC Global (U.S.A.) is the subadviser to the fund and formulates a continuous investment program for the fund consistent with its investment goal and strategies. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of MFC. The investment performance of the fund will reflect both its subadviser’s allocation decisions with respect to its investments and the investment decisions made by the adviser or subadviser to an investment company or similar entity which is purchased by the fund.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Noman Ali

•	Assistant vice president and portfolio manager, U.S. Equity, at Manulife Financial

•	Joined MFC Global (U.S.A.) in 1999

•	Has managed the Fund since its inception

Jennifer Dowty

•	Assistant Vice President and Portfolio Manager, Small Cap Equity team, at Manulife Financial

•	Joined MFC Global (U.S.A.) in 1999.

•	Has managed the Fund since its inception

Robert Lutzko

•	Vice President, Quantitative Products and Senior Portfolio Manager and head of Quantitative Research Group, at Manulife Financial

•	joined MFC Global (U.S.A.) in 1995

•	Has managed the Fund since its inception

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank & Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

Global Infrastructure Fund – Fund details

 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

Global Infrastructure Fund – Your account

Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per each participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $49,999	5.00%	5.26%
$50,000 – $99,999	4.50%	4.71%
$100,000 – $249,999	3.50%	3.63%
$250,000 – $499,999	2.50%	2.56%
$500,000 – $999,999	2.00%	2.04%
$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class T, Class ADV, all Class R shares, Class I2 or Class I shares of John Hancock open-end mutual funds. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan, or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial sales charge on Class A shares” in the fund’s SAI. You may request an SAI from your broker or financial adviser, access the fund’s Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million investments or more

CDSC on shares
Your investment	being sold

First $1M – $4,999,999	1.00%
Next $1 – $5M above that	0.50%
Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%
After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund’s Class A and Class T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the

Global Infrastructure Fund – Your account

earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than $1,000

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply) and that are currently invested in Class A shares of John Hancock funds

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds, including subsequent investments

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the fund are as follows:

•	non-retirement account: $1,000

•	retirement account: $500; there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

Global Infrastructure Fund – Your account

•	Monthly Automatic Accumulation Program (MAAP): $25 to open; you must invest at least $25 a month

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Global Infrastructure Fund – Your account

Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service. • Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

Global Infrastructure Fund – Your account

Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

Global Infrastructure Fund – Your account

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion signature guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion signature guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion signature guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a deceased co-tenant(s)	• Letter of instruction signed by surviving tenant. • Copy of death certificate. • Medallion signature guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion signature guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

Global Infrastructure Fund – Your account

Transaction policies

Valuation of shares

The NAV per share for each class of shares of the fund is determined at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m., Eastern Time) on each business day that the New York Stock Exchange is open. Securities held by the fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, securities held by the fund are valued at fair value as determined in good faith by the Board of Trustees. Any actions of the Pricing Committee, as the Board’s designee, are subject to oversight by the Board. Money market instruments with a remaining maturity of 60 days or less held by the fund are valued on an amortized cost basis.

Generally, trading in non-U.S. securities, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the NAV of the fund’s shares are generally determined as of such times. If market quotations or official closing prices are not readily available or are deemed unreliable, a security will be valued by a method that the Trustees (or the Pricing Committee as their designee) believe accurately reflects its fair value. Market price may be deemed unreliable, for example, if a security is thinly traded or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees (or the Pricing Committee as their designee) may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is calculating its NAV or when a designated index changes by a certain percentage. In such circumstances, the fund may use a pricing service that employs fair value model pricing in valuing foreign securities held by the fund. In view of these factors, it is likely that a fund investing significant amounts of assets in securities that are primarily traded on foreign markets will be fair valued more frequently than a fund investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers. In addition, the value of such securities (and, therefore, the NAV of a fund that holds them) may change significantly on days when shareholders will not be able to purchase or redeem a fund’s shares.

Fair value pricing of securities is intended to help ensure that the NAV of the fund’s shares reflects the value of the fund’s securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. Fair value pricing of securities also involves the risk that the fund’s valuation of an investment may be higher or lower than the price the investment might actually command if the fund sold it.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or residential addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may cancel or change its exchange policies at any time upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in

Global Infrastructure Fund – Your account

the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

Pursuant to the policies and procedures adopted by the Board of Trustees, the fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agents is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under “Valuation of shares,” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares,” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an

Global Infrastructure Fund – Your account

effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31 by your plans recordkeeper.

Dividends

The fund typically declares and pays income dividends at least quarterly. Capital gains, if any, are typically distributed at least annually.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If you draw down your account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

•	Complete the appropriate parts of your account application.

•	If you are using MAAP to open an account, make out a check for your first investment amount payable to “John Hancock Signature Services, Inc.” in an amount satisfying the applicable minimum initial investment requirements specified in the section “Opening an account.” Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Global Infrastructure Fund – Your account

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 30 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

Global Infrastructure Fund – Your account

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund, and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090.

© 2008 JOHN HANCOCK FUNDS, LLC           12/08    SEC file number: 811-21779

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery